TRANSPARENT VALUE TRUST

SUPPLEMENT DATED APRIL 1, 2014

TO THE PROSPECTUS DATED JANUARY 28, 2014

Effective April 1, 2014, the Transparent Value Small-Cap Fund is being offered for sale.

The fund is a series of Transparent Value Trust.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.